                                                                   Exhibit 10.50
                                                                   -------------

                             ACQUISITION AGREEMENT


       THIS AGREEMENT, made this 27th day of April, 1995 between and among THE NEW JERSEY SPORTS AND EXPOSITION AUTHORITY ("NJSEA"), a body politic and corporate established in, but not of, the Department of Community Affairs of the State of New Jersey under and pursuant to N.J.S.A. 5:10-1 et seq., having an
                                                          -- ----
office at The Meadowlands Complex, P.O. Box C200, East Rutherford, New Jersey 07073, and TRUMP OCEANVIEW, INC. ("Trump"), a New Jersey corporation, having an office c/o The Trump Organization, 725 Fifth Avenue, New York, New York 10022.

                                  WITNESSETH:

       WHEREAS, the Atlantic County Improvement Authority ("ACIA") is the fee owner of certain real property and the improvements thereon commonly known as the East Hall of the Atlantic City Convention Center, which property is designated as Lot 18 in Block 42 on the Official Tax Maps of the City of Atlantic City and is more particularly described on Exhibit A attached hereto and made a part hereof (the "East Hall"), and the ACIA is the former fee owner of certain real property and the improvements thereon commonly known as the West Hall of the Atlantic City Convention Center, which property is designated as Lot 156 in Block 43 on the Official Tax Maps of the City of Atlantic City (the "West Hall"; and together with the East Hall, the "Convention Center"); and

       WHEREAS, the NJSEA and the ACIA entered into a certain Agreement of Lease dated October 16, 1992 (the "Lease") pursuant to which the ACIA, as landlord, let to the NJSEA, as tenant, the Convention Center, which lease was recorded in the Office of the Atlantic County Clerk's Office in Deed Book 5431, at Page 23 et seq., on November 12, 1992; and
- -- ----

       WHEREAS, subsequent to the date of the Lease, the NJSEA acquired fee title to the West Hall pursuant to that certain Deed from the ACIA dated February 17, 1994 and recorded in the Office of the Atlantic County Clerk's Office in Deed Book 5615, at Page 46 et seq., on March 1, 1994;
                                                    -- ----
and

       WHEREAS, Trump Plaza Hotel & Casino ("Trump Plaza") is located directly east of the Convention Center across Mississippi Avenue and is connected to the East Hall by an existing elevated walkway over Mississippi Avenue (the "Plaza Skyway"); and

       WHEREAS, Trump Regency ("Trump Regency") is located directly west of the Convention Center across the now vacated Georgia Avenue and is connected to the East Hall by an existing elevated walkway over Georgia Avenue (the "Regency Skyway"); and

       WHEREAS, pursuant to that certain Amended and Restated Option Agreement dated as of June 16, 1994, as the same may be amended from time to time (the "Option Agreement") among ACFH, Inc., Chemical Bank and Donald J. Trump, Donald
J. Trump has a valid option to acquire Trump Regency from ACFH, Inc., the record owner of Trump Regency, for the period through August 31, 1995 in accordance with the terms thereof; and

       WHEREAS, the Convention Center underwent a major restoration and rehabilitation between 1983 and 1985, but such restoration and rehabilitation did not reach certain areas of the Convention Center; and

       WHEREAS, the parties desire to provide for the improvement and refurbishment of the Plaza Skyway, the Regency Skyway and certain portions of the East Hall, including the loggia, and the use of the Plaza Skyway, the Regency Skyway and such portions of the East Hall as a connection between and in conjunction with Trump Plaza and Trump Regency on the terms and conditions contained herein.

       NOW, THEREFORE, in consideration of the premises, the sum of Ten ($10.00) Dollars in hand well and truly paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

       1. Grant of Easement. Subject to the terms and conditions contained herein, the NJSEA has agreed to convey to Trump and Trump has agreed to acquire from the NJSEA easements with respect to certain portions of the East Hall, as more particularly described in and governed by agreements as to easements in the form of Exhibits B-1 (the "Easement Agreement") and B-2 (the "Skyway Easement") attached hereto and made a part hereof.

       2. Consideration. In consideration of and pursuant to the Easement Agreement, Trump shall pay to the NJSEA the sum of Two Million ($2,000,000.00) Dollars annually (the "Annual Payment") throughout the term of the Easement Agreement. The Annual Payment shall be paid in advance commencing at Closing (as defined herein) and on each anniversary thereof throughout the term. Commencing on the fifth (5th) anniversary of Closing and thereafter on the tenth (10th), fifteenth (15th), twentieth (20th), twenty-fifth (25th), thirtieth (30th), thirty-fifth (35th), fortieth (40th) and forty-fifth (45th) anniversaries of Closing, the Annual Payment shall be adjusted for the balance of the then current term to reflect changes in the Consumer Price Index (the "CPI") as follows: the Annual Payment shall be multiplied by a fraction, the numerator of which shall be the CPI for the month immediately preceding the month in which said adjustment is to be made, and the denominator of which shall be the CPI for the month immediately preceding the Closing. For the purpose of the preceding sentence, the CPI shall be that figure published by the United States Department of Labor, Bureau of Labor Statistics, for New York/Northeastern New Jersey (1982-84 = 100), or any successor index thereto. The Annual Payment shall be calculated as set forth above and the resulting figure shall be used as the Annual Payment figure for purposes of calculating the next adjustment to the Annual Payment. Notwithstanding the foregoing, the Annual Payment shall in no event be less than Two Million ($2,000,000.00) Dollars.

       3. Deposit and Payment. The NJSEA acknowledges and agrees that Trump has paid a deposit in the amount of Fifty Thousand ($50,000.00) Dollars (the "Deposit") which is being held in escrow by Courter, Kobert, Laufer, Purcell & Cohen, counsel to the NJSEA. Upon execution of this Agreement, Trump shall pay to the NJSEA the additional sum of One Hundred Thousand ($100,000.00) Dollars (together with the Deposit, the "Payment") by wire transfer or certified check, and Courter, Kobert, Laufer, Purcell & Cohen shall release the Deposit to the NJSEA, together with accrued interest thereon.

       4. Preliminary Plans and Specifications. Identified on Exhibit C hereto are preliminary plans and specifications for certain of the improvements to be made by Trump pursuant to the Easement Agreement. Trump shall have the right to modify such plans and specifications, provided such modifications shall be approved by the NJSEA, which approval shall not be unreasonably withheld or delayed. Prior to and during construction of the improvements, all change orders submitted by Trump to the construction manager shall simultaneously be submitted to the NJSEA. Trump shall be obligated, at Trump's sole cost and expense, to obtain all permits and approvals required in connection with all such improvements, including approvals from the Historic Preservation Office of the New Jersey Department of Environmental Protection and Energy and the New Jersey Department of Community Affairs, and shall provide to the NJSEA copies of all applications made by Trump for such permits and approvals. All plans and specifications shall be subject to modification as required by any federal, state or local agencies having jurisdiction over such improvements.

       5. Closing. The closing of the transactions contemplated by this Agreement ("Closing") shall take place on such date as shall be specified in a notice of closing provided by Trump to the NJSEA (the "Closing Notice"), which date shall be within thirty (30) days of the Closing Notice. At Closing, each of the parties and the ACIA shall execute and deliver the Easement Agreement and Skyway Easement; the ACIA and the NJSEA shall execute and deliver Affidavits of Title in form acceptable to Trump and/or Trump's title insurer; the NJSEA's counsel shall render to Trump a legal opinion in form reasonably satisfactory to Trump with regard to the matters set forth in Paragraph 8.A (ii) through (vii) herein; Trump's counsel shall render to the NJSEA a legal opinion in form reasonably satisfactory to the

NJSEA with regard to the matters set forth in Paragraph 8.B (i) through (iv) herein; and each party shall execute and deliver such other closing documents and certificates as are otherwise required elsewhere hereunder or as may reasonably be requested by the other party. Title to the property interests conveyed pursuant to the Easement Agreement and Skyway Easement shall be free and clear of all liens and encumbrances, subject only to those matters set forth on Exhibit D attached hereto and made a part hereof, and shall be insurable by a reputable title insurance company authorized to do business in the State of New Jersey for the reasonable value thereof at standard rates without material exception.

       6. Right of Termination by Trump. In consideration of the Payment and, to the extent paid pursuant to Paragraph 7 below, the Extension Payments (as hereinafter defined), Trump shall have the right, exercisable in Trump's sole discretion, to terminate this Agreement either by providing notice of termination to the NJSEA or electing not to provide the Closing Notice prior to termination by the NJSEA pursuant to Paragraph 7 herein. Upon such termination of this Agreement by Trump, the Payment and, to the extent previously paid, the Extension Payments, shall be retained by the NJSEA and the parties shall have no further obligations or liabilities hereunder.

       7. Right of Termination by the NJSEA. In the event that, due to no fault of the NJSEA, Closing has not taken place within four (4) months from the date hereof, the NJSEA shall have the right, upon thirty (30) days' prior written notice to Trump, to terminate this Agreement; provided, however, that Trump shall have the right to extend the date for Closing beyond said four (4) month period for six (6) consecutive one (1) month periods by paying to the NJSEA a non-refundable payment of One Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 ($166,666.67) Dollars for each such monthly extension (the "Extension Payments"). All Extension Payments shall be applied as a credit against the Annual Payment due at Closing. In the event that, due to no fault of the NJSEA, Closing does not occur within ten (10) months from the date hereof, the NJSEA shall have the right to terminate this Agreement upon thirty (30) days' notice to

Trump. Upon such termination of this Agreement by the NJSEA, the Payment and, to the extent previously paid, the Extension Payments, shall be retained by the NJSEA and the parties shall have no further obligations or liabilities hereunder.

       8.   Representations.

            A. The NJSEA represents and warrants to Trump, as of the date hereof and as of Closing, that (i) the NJSEA is the holder of a leasehold interest in the Convention Center, subject only to those matters set forth on Exhibit D; (ii) the Lease is in full force and effect; (iii) the NJSEA has not given or received a notice of default under the Lease and no event has occurred which, with the passage of time or the giving of notice or both, would constitute a default thereunder or (except for the rights of reverter (the "Reverters") in favor of the City of Atlantic City set forth in certain Deeds dated July 7, 1983 and December 1, 1983, respectively, between the City, as Grantor, and the ACIA, as Grantee, which Deeds were recorded in the Atlantic City Clerk's Office in Deed Book 3812, Page 229 et seq., and Deed Book 3862,
                                                -- ----
Page 210 et seq., respectively) permit the termination thereof; (iv) the NJSEA
         -- ----
is a validly existing body politic and corporate of the State of New Jersey, with all necessary power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby; (v) this Agreement has been duly authorized by all requisite action on the part of the NJSEA and is the valid and legally binding obligation of the NJSEA, enforceable in accordance with its terms; (vi) neither the execution and delivery of this Agreement by the NJSEA nor the performance of the NJSEA's obligations hereunder will conflict with, result in the violation of, or constitute a default under, any law, rule or regulation, any provision of the NJSEA's charter documents, any order or decree of any court or governmental instrumentality relating to the NJSEA, or any indenture, mortgage or other agreement or instrument to which the NJSEA is a party or by which the NJSEA may be bound; and (vii) there is no action, suit, proceeding or investigation pending or, to the best knowledge of the NJSEA, threatened against the NJSEA which questions to the validity of this Agreement or the right of the NJSEA to enter into it or consummate the transactions contemplated hereby.

       B. Trump represents and warrants to the NJSEA, as of the date hereof and as of Closing, that (i) Trump is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and has all necessary corporate power to execute and deliver this Agreement and consummate the transactions contemplated hereby; (ii) this Agreement has been duly authorized by all requisite action on the part of Trump and is the valid and legally binding obligation of Trump, enforceable in accordance with its terms; (iii) neither the execution and delivery of this Agreement by Trump nor the performance of Trump's obligations hereunder will conflict with, result in the violation of, or constitute a default under, any law, rule or regulation, any provision of Trump's charter documents, any order or decree of any court or governmental instrumentality relating to Trump, or any indenture, mortgage or other agreement or instrument to which Trump is a party or by which Trump may be bound; and (iv) there is no action, suit, proceeding or investigation pending or, to the best knowledge of Trump, threatened against Trump which questions to the validity of this Agreement or the right of Trump to enter into it or consummate the transactions contemplated hereby. Trump represents and warrants to the NJSEA as of the date hereof that Donald J. Trump has a valid option to acquire Trump Regency from ACFH, Inc. pursuant to and in accordance with the terms of the Option Agreement.

       9. Notices. Any notice, demand or other communication (collectively, a "Notice"), required or permitted to be given hereunder, shall be in writing and shall be personally served or sent by registered or certified mail, postage pre-paid, return receipt requested, or by a nationally recognized overnight courier service, or by facsimile transmission, addressed to the party to be so notified as follows (or to such other address or person as either party or person entitled to notice may, by notice to the other in accordance herewith, specify):

If to the NJSEA, at:                          With a copy to:
- -------------------                           --------------

THE NEW JERSEY SPORTS AND                     Joel A. Kobert, Esq.
 EXPOSITION AUTHORITY                         COURTER, KOBERT, LAUFER,
P.O. Box C200                                  PURCELL & COHEN
East Rutherford NJ  07073                     1001 Route 517
                                              Hackettstown NJ  07840

If to Trump, at:                              With a copy to:
- ---------------                               --------------

Nicholas L. Ribis                             Peter Michael Laughlin, Esq.
Chief Executive Officer                       RIBIS, GRAHAM & CURTIN
TRUMP OCEANVIEW, INC.                         4 Headquarters Plaza
c/o The Trump Organization                    Morristown NJ  07962-1991
725 Fifth Avenue
New York NY  10022

Unless otherwise specified, notices shall be deemed given when received.

       10. Brokerage. The parties represent and warrant to each other that no broker or finder has been, is or will be involved in negotiating the transactions contemplated by this Agreement, the Easement Agreement or the Skyway Easement. The parties each agree to defend, indemnify and hold the others harmless from and against all damages, losses, claims, obligations, liabilities and expenses (including reasonable attorneys' fees and court costs) resulting from the claims of any broker or finder (or anyone claiming to be a broker or finder) on account of any services claimed to have been rendered to the indemnifying party in connection with the transactions contemplated hereby.

       11. Titles and Headings. Titles and headings to paragraphs herein are for the purpose of convenience and reference only, and will in no way limit, define or otherwise affect the provisions thereof.

       12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to principles of conflict of law.

       13. No Oral Modification. This Agreement may not be modified or amended orally, and only an agreement in writing executed by the party against whom such modification or amendment is sought to be enforced shall be effective.

       14. Severability. In the event any provision of this Agreement is held invalid, such invalidity shall not affect the other provisions of this Agreement, and this Agreement shall be read as if such invalid provision had never been contained herein.

       15. Successors and Assigns. The rights, benefits and obligations contained herein shall be binding upon and shall inure to the benefit of the parties hereto and to their respective successors and assigns. Trump shall have the right to assign its rights, benefits and/or obligations hereunder to one or more Affiliates, or to designate one or more Affiliates to be the grantee under the Easement Agreement and/or the Skyway Easement. Trump shall not assign this Agreement, other than to an Affiliate, without the prior written consent of the NJSEA.

       16. Entire Agreement. This Agreement constitutes the entire understanding of the parties. There are no other agreements, express or implied. Any oral representations, undertakings or agreements are expressly merged herein.

       IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.


                                           THE NEW JERSEY SPORTS AND
Witness/Attest:                              EXPOSITION AUTHORITY


By: /s/                                    By: /s/
   -------------------------                  ------------------------



                                           TRUMP OCEANVIEW, INC.



By: /s/                                    By: /s/ Donald J. Trump
   -------------------------                  -------------------------

                                   EXHIBIT A

                       [Legal Description of East Hall]


                                  EXHIBIT B-1

                         [Form of Easement Agreement]


                                  EXHIBIT B-2

                           [Form of Skyway Easement]


                                   EXHIBIT C

                              [Preliminary Plans]


                                   EXHIBIT D

                       [List of Permitted Encumbrances]

                                   EXHIBIT A                        Page 1 of 2


                        LEGAL DESCRIPTION OF EAST HALL


ALL THAT CERTAIN lot, tract, or parcel of land and premises situate, in the City of Atlantic City, County of Atlantic, and State of New Jersey, bounded and described as follows:

Beginning at the intersection of the Northeasterly line of Florida Avenue (60 feet wide) with the Southeasterly line of Pacific Avenue (60 feet wide), said being point being 10 feet Northeastwardly of the Former Northeasterly line of Florida Avenue (50 feet wide), and extending thence by N.J.P.C.S. MERIDIAN:

1. North 62 degrees 19 minutes 55 seconds East, along said Southeasterly line of Pacific Avenue, 741.30 feet to the Southwesterly line of Mississippi Avenue (50 feet wide); thence

2. South 27 degrees 40 minutes 05 seconds East, along said Southwesterly line of Mississippi Avenue, 677.99 feet to the curved interior line of Public Park, also being known as the Northerly line of Boardwalk; thence

3. Southwestwardly, along said interior line of Public Park, curving to the left, along an arc having a radius of 3188.082 feet, an arc distance of 24.92 feet to a point of tangency to said interior line of Park; thence (chord = South 67 degrees 23 minutes 05 seconds West, 24.919 feet)

4. South 67 degrees 09 minutes 39 seconds West, still along said interior line of Public Park, 377.82 feet to the former Southwesterly line of Georgia Avenue (50 feet wide) (now vacated); thence

5. North 27 degrees 40 minutes 05 seconds West, along said former Southwesterly line of Georgia Avenue, 100.00 feet; thence

6. South 67 degrees 09 minutes 39 seconds West, parallel with aforementioned interior line of Public Park, 341.21 feet to the first mentioned Northeasterly line of Florida Avenue (50 feet wide); thence

7. North 27 degrees 40 minutes 05 seconds West, along said Northeasterly line of Florida Avenue, 515.26 feet to the point and place of beginning.

IN compliance with Chapter 157, Laws of 1977 premises herein are known as Lot 156, in Block 43 and Lot 18 in Block 42, on the official tax map of Atlantic City, New Jersey.



Excepting thereout and therefrom the following property:

                                  EXHIBIT A

ALL THAT CERTAIN lot, tract, or parcel of land and premises situate, in the City of Atlantic City, County of Atlantic, and State of New Jersey, bounded and described as follows:

Beginning at the intersection of the Northeasterly line of Florida Avenue (60 feet wide) with the Southeasterly line of Pacific Avenue (60 feet wide), said beginning point being 10 feet Northeastwardly of the Former Northeasterly line of Florida Avenue (50 feet wide), and extending thence by N.J.P.C.S. MERIDIAN:

1. North 62 degrees 19 minutes 55 seconds East, along said Southeasterly line of Pacific Avenue, 365.00 feet to a point to the centerline Georgia Avenue (vacated); thence

2. South 27 degrees 40 minutes 05 seconds East, along said centerline of Georgia Avenue, 646.098 feet to the Interior Line of Public Park; thence

3. South 67 degrees 09 minutes 39 seconds West, along said interior line of Public Park, 25.089 feet to the Southwesterly line of Georgia Avenue (50 feet wide) (vacated); thence

4. North 27 degrees 40 minutes 05 seconds West, along said Southwesterly line of Georgia Avenue, 100.00 feet; thence

5. South 67 degrees 09 minutes 39 seconds West, parallel with aforementioned Interior Line of Public Park, 341.211 feet to the first mentioned Northeasterly line of Florida Avenue; thence

6. North 27 degrees 40 minutes 05 seconds West, along said Northeasterly line of Florida Avenue, 515.263 feet to the point and place of beginning.

IN compliance with Chapter 157, Laws of 1977 premises herein are known as Lot 156, in Block 43, on the official tax map of Atlantic City, New Jersey.

                                  EXHIBIT B-1


                                             Prepared by:


                                             ------------------------
                                             Paul L. Zelenty, Esq.
                                             Ribis, Graham & Curtin


                              EASEMENT AGREEMENT

       THIS AGREEMENT, made this ___ day of ____________, between and among THE NEW JERSEY SPORTS AND EXPOSITION AUTHORITY, a body politic and corporate established in, but not of, the Department of Community Affairs of the State of New Jersey under and pursuant to N.J.S.A. 5:10-1 et seq., having an office at
                                 --------        -- ----
_____________________, East Rutherford, New Jersey 07073 ("NJSEA"), THE ATLANTIC COUNTY IMPROVEMENT AUTHORITY, a body politic and corporate, having an office at One South New York Avenue, Atlantic City, New Jersey 08401 ("ACIA"), and [TRUMP OCEANVIEW, INC., a New Jersey corporation, and/or one or more affiliated entities], having an office c/o The Trump Organization, 725 Fifth Avenue, New York, New York 10022 ("Trump").

                                  WITNESSETH:

       WHEREAS, the ACIA is the fee owner of certain real property and the improvements thereon commonly known as the East Hall of the Atlantic City Convention Center, which property is designated as Lot 18 in Block 42 on the Official Tax Maps of the City of Atlantic City and is more particularly described on Exhibit A attached hereto and made a part hereof (the "East Hall"), and the ACIA is the former fee owner of certain real property and the improvements thereon commonly known as the West Hall of the Atlantic City Convention Center, which property is designated as Lot 156 in Block 43 on the Official Tax Maps of the

City of Atlantic City (the "West Hall"; and together with the East Hall, the "Convention Center"); and

       WHEREAS, the NJSEA and the ACIA entered into a certain Agreement of Lease dated October 16, 1992 (the "Lease"), pursuant to which the ACIA, as landlord, let to the NJSEA, as tenant, the Convention Center, which lease was recorded in the Office of the Atlantic County Clerk's Office in Deed Book 5431, at Page 23 et seq., on November 12, 1992; and
- -- ----

       WHEREAS, subsequent to the date of the Lease, the NJSEA acquired fee title to the West Hall pursuant to that certain Deed from the ACIA dated February 17, 1994 and recorded in the Office of the Atlantic County Clerk's Office in Deed Book 5615, at Page 47 et seq., on March 1, 1994; and
                                     -- ----

       WHEREAS, Trump is the fee owner or lessee of the real property and the improvements thereon formerly known as Trump Regency ("Trump Regency") and the fee owner and/or long term ground lessor of the real property and the improvements thereon known as Trump Plaza Hotel & Casino ("Trump Plaza"); and

       WHEREAS, Trump Plaza is located directly east of the Convention Center across Mississippi Avenue and is connected to the East Hall by an existing elevated walkway over Mississippi Avenue (the "Plaza Skyway"); and

       WHEREAS, Trump Regency is located directly west of the Convention Center across the now vacated Georgia Avenue and is connected to the East Hall by an existing elevated walkway over Georgia Avenue (the "Regency Skyway"); and

       WHEREAS, the Convention Center underwent a major restoration and rehabilitation between 1983 and 1985, but such restoration and rehabilitation did not reach certain areas of the Convention Center; and

       WHEREAS, the parties desire to provide for the improvement and refurbishment of the Plaza Skyway, the Regency Skyway and certain portions of the East Hall, including the loggia, and the use of the Plaza Skyway, the Regency Skyway and such portions of the East Hall as a connection between and in conjunction with Trump Plaza and Trump Regency.

       NOW, THEREFORE, in consideration of the premises, the sum of Ten ($10.00) Dollars in hand well and truly paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

       1. Grant of Property Interests. Subject to the terms and conditions contained herein, the ACIA and the NJSEA hereby grant to Trump the following property interests:

            A. An exclusive easement over, in and through that portion of the Convention Center depicted and more particularly described on Exhibit B attached hereto and made a part hereof (the "Easement Area") for the exclusive use and occupancy on a continuous basis by Trump, its affiliates and invitees, as a connection between and a continuous part of the Trump Plaza casino and the Trump Regency casino for casino gambling and for the construction, reconstruction, maintenance, operation, inspection, repair, removal, replacement, redesign, alteration and improvement thereof;

            B. A non-exclusive easement over, in and through that portion of the Convention Center depicted and more particularly described on Exhibit B (the "Emergency Egress Area") for the non-exclusive use thereof on a continuous basis by Trump, its affiliates and invitees, for emergency egress only from the Easement Area; and

            C. A non-exclusive easement over, in and through that portion of the Convention Center as may be reasonably necessary for the construction, reconstruction, maintenance, operation, inspection, repair, removal, replacement, redesign, alteration and improvement of the Easement Area and the Emergency Egress Area as contemplated herein including, but not limited to, the installation, maintenance and operation of HVAC, plumbing, electrical, communication, security and other equipment and facilities (the "Construction Easement Area").

       The NJSEA, the ACIA and Trump agree that Trump, in Trump's sole discretion, may designate all or any portion of the Easement Area as a portion of a "Casino" as defined in the New Jersey Casino Control Act, but Trump agrees that it shall not locate any "authorized gambling game," as defined in the New Jersey Casino Control Act, in the Easement Area without the prior written approval of the NJSEA.

       2. Term. The term of this Agreement (the "Term") shall commence on the date hereof (the "Commencement Date") and shall expire without notice, unless extended as provided for herein, at 12:01 a.m. on the twenty-fifth (25th) anniversary of the Commencement Date. Provided that no Event of Default (as hereinafter defined) on the part of Trump then exists, Trump shall have the right to extend the Term for one (1) additional twenty-five (25) year period by giving written notice of Trump's election to so extend no sooner than twelve
(12) months, and no later than three (3) months prior to the end of the current term.

       3. Consideration. In consideration of the rights granted to Trump hereunder, Trump shall pay to the NJSEA the sum of Two Million ($2,000,000.00) Dollars annually (the "Annual Payment") throughout the Term. The Annual Payment shall be paid in advance commencing on the Commencement Date and on each anniversary thereof throughout the Term. By execution and delivery of this Agreement, the NJSEA acknowledges receipt in full of the Annual Payment for the first year of the Term. Commencing on the fifth (5th) anniversary of the Commencement Date and thereafter on the tenth (10th), fifteenth (15th), twentieth (20th), twenty-fifth (25th), thirtieth (30th), thirty-fifth (35th), fortieth (40th) and forty-fifth (45th) anniversaries of the Commencement Date, the Annual Payment shall be adjusted for the balance of the then current term to reflect changes in the Consumer Price Index (the "CPI") as follows: The Annual Payment shall be multiplied by a fraction, the numerator of which shall be the CPI for the month immediately preceding the month in which said adjustment is to be made, and the denominator of which shall be the CPI for the month immediately preceding the Commencement Date. For the purpose of the preceding sentence, the Consumer Price Index shall be that figure published by the United States Department of Labor, Bureau of Labor Statistics, for New York/Northeastern New Jersey (1982-84=100), or any successor index thereto. The Annual Payment shall be calculated as set forth above and the resulting figure shall be used as the Annual Payment figure for purposes of calculating the next adjustment to the Annual Payment. Notwithstanding the foregoing, the Annual Payment shall in no event be less than Two Million ($2,000,000.00) Dollars.

       4.   Improvements.   Trump shall have the right, at Trump's sole cost and
expense, within the Easement Area, the Emergency Egress Area and the Construction Easement Area, to construct, reconstruct, maintain, inspect, repair, remove, replace, relocate, redesign, alter, improve and erect signage ("Work") with respect to the Easement Area and the Emergency Egress Area (collectively, the "Property"). All Work shall be undertaken in a manner that does not unreasonably interfere with the use and operation of the Convention Center, and the Work and subsequent use by Trump of the Easement Area shall not interfere with the NJSEA's use of the boardwalk level of the East Hall. Prior to commencing any material portion of the Work, Trump shall submit plans and specifications for the Work to be commenced to the NJSEA. Within ninety (90) days of such submission, the NJSEA shall approve of such plans and specifications or notify Trump in reasonable detail of the specific objections, if any, of the NJSEA to such plans and specifications, provided, however, that in no event shall such approval be unreasonably withheld or delayed. The NJSEA's failure to approve or disapprove of such plans and specifications within such ninety (90) day period shall constitute an approval of such plans and specifications by the NJSEA. The NJSEA hereby approves the plans and specifications identified on Exhibit C attached hereto. Trump shall have the right to modify such plans and specifications, provided such modifications shall be approved by the NJSEA in accordance with the terms of this Paragraph.

       5. Costs of Construction. All costs of the Work shall be borne by Trump including (a) the costs and expenses of labor and materials, (b) the costs and expenses of architectural, engineering and design services, (c) the cost of all casualty, Workers' Compensation, public liability and builders' risk insurance, if any, maintained during the performance of such construction, without duplication of any insurance required of any contractor performing the Work, and
(d) the costs and expenses of all permits and approvals required for the Work.

       6. Relocation of Emergency Egress Area. The NJSEA and the ACIA shall have the right to relocate the Emergency Egress Area provided that:

                  (1) The NJSEA and the ACIA shall provide Trump with one hundred eighty (180) days' notice of any proposed relocation;

                  (2) Such relocated Emergency Egress Area shall be reasonably suitable for its intended purposes and such relocation shall not result in any interruption or interference with Trump's use of Trump Regency, Trump Plaza or the Exclusive Easement Area;

                  (3) Such relocation shall not adversely impact upon any regulatory approvals or permits applicable to Trump, including, but not limited to, approvals of the Casino Control Commission;

                  (4) Such relocated Emergency Egress Area, and all facilities and equipment servicing same, shall be completed in a good and workmanlike manner and furbished to a quality equal to or greater than the quality of the Emergency Egress Area immediately prior to such relocation; and

                  (5) All costs and expenses incurred in connection with relocating the Emergency Egress Area including obtaining all necessary permits and approvals and furbishing the relocated Emergency Egress Area shall be borne by the NJSEA and the ACIA.

       7.   Maintenance.

            A. Trump shall, at Trump's sole cost and expense, repair, clean and maintain in a first-class manner the Exclusive Easement Area throughout the Term.

            B. Trump shall provide, at Trump's sole cost and expense, such utilities, lighting, heating, ventilation and air conditioning necessary for the use and occupancy of the Easement Area by Trump and its invitees as determined by Trump to be necessary or desirable in its sole discretion. Trump shall have the right to use existing Convention Center equipment with respect to any of the foregoing, provided that the costs therefor are borne by Trump.

       8. Security Requirements. Trump shall install, maintain and operate all security measures with respect to the Easement Area as are required by the Casino Control Commission or otherwise put into effect by Trump Plaza in connection with its existing gaming facilities.

       9. Right of Termination. Trump shall have the right to terminate this Agreement upon six (6) months' written notice to the NJSEA and the ACIA, provided that within such six (6) month period Trump restores the Property, at Trump's sole cost and expense, to the substantial condition which existed at the Commencement Date and pays to the NJSEA a termination payment of One Million ($1,000,000.00) Dollars. Trump shall further be entitled to a refund (or a credit against the termination payment) of such portion of the Annual Payment paid attributable to the period from the termination of this Agreement to the next anniversary of the Commencement Date.

       10.  Damage.

            A.    Easement Area.

                  (1) If the Easement Area or any part thereof shall be damaged by fire or other casualty, Trump shall give immediate notice thereof to the NJSEA and the ACIA and this

Agreement shall continue in full force and effect except as hereinafter set forth.

                  (2) Subject to subparagraph (3) hereinbelow, if the Easement Area is partially damaged or rendered partially unusable by fire or other casualty, the damage thereto shall be repaired by Trump with all reasonable expedition and this Agreement shall continue in full force and effect.

                  (3) If the Easement Area is substantially damaged or rendered wholly unusable as reasonably determined by Trump, unless such damage is a result of the negligence or wanton or willful misconduct of Trump or its agents, then Trump may elect to terminate this Agreement by written notice to the ACIA and NJSEA within ninety (90) days after such fire or casualty specifying a date for the expiration of this Agreement, which date shall not be more than sixty
(60) days after the giving of such notice, and upon the date specified in such notice the Term shall expire as fully and completely as if such date were the date set forth above for the expiration of this Agreement, and Trump shall forthwith quit, surrender and vacate the Property. Upon such termination, the NJSEA shall refund to Trump such portion of the Annual Payment paid, attributable to the period from the termination of this Agreement to the next anniversary of the Commencement Date, and Trump shall have the right to remove from the Property any equipment or trade fixtures installed by Trump (other than the glass partitions enclosing the loggia) but shall otherwise surrender the Property to the NJSEA "as is." Unless a termination notice is served as provided for herein, Trump shall make the repairs and restorations with all reasonable expedition and this Agreement shall continue in full force and effect.

          B. Convention Center. If the Convention Center or any part thereof including, but not limited to, the Emergency Egress Area, shall be damaged by fire or other casualty, the ACIA and the NJSEA shall give immediate notice thereof to Trump and this Agreement shall continue in full force and effect. If the Convention Center is damaged in whole or in part by fire or other casualty, and such damage shall materially affect the use and enjoyment of the Property, such portion of such damage as affects Trump's use and enjoyment of the Property shall be repaired by the ACIA and the NJSEA with all reasonable expedition and this Agreement shall continue in full force and effect, unless such repairs are prohibited by applicable governmental laws or regulations.

       11.  Insurance.

            A. Trump shall maintain with respect to the Easement Area, at its sole cost and expense throughout the Term, broad forms of extended coverage risk insurance and public liability, personal injury and property damage insurance, all of which policies shall name the ACIA and the NJSEA as additional insureds and shall be in amounts sufficient to insure the Easement Area and the use thereof, as determined by Trump.

            B. The ACIA and the NJSEA shall maintain with respect to the Convention Center, at their sole cost and expense throughout the Term, broad forms of extended coverage risk insurance and public liability, personal injury and property damage insurance, all of which policies shall name Trump as an additional insured and shall be in amounts sufficient to insure the Convention Center and its use, as determined by the ACIA and the NJSEA.

            C. Trump hereby releases the ACIA and the NJSEA from liability for damage or destruction to any of Trump's personal property or improvements, and the ACIA and the NJSEA each hereby release Trump from liability for damage or destruction to the Convention Center, provided, however, that such releases shall be in force and effect only in respect of damage or destruction covered by standard policies of fire insurance with extended coverage (as maintained by Trump, the ACIA and the NJSEA pursuant to this agreement), and such waivers shall be in effect solely to the extent of proceeds under any said policies. Trump, the ACIA and the NJSEA shall each cause any policies of insurance maintained by it with respect to the Easement Area and/or the Convention Center and the personal property contained therein or appurtenant thereto and with respect to the improvements thereto, to contain a waiver by the insurers of any rights of subrogation to the other parties hereto.

       12.  Eminent Domain

            A. The NJSEA and the ACIA shall give prompt notice to Trump of any eminent domain proceedings with respect to the Convention Center or any part thereof.

            B. In the event that any public authority or agency holding the power of eminent domain under applicable law at any time during the Term condemns, or acquires title in lieu of condemnation to, all or substantially all of the Property, this Agreement shall terminate and expire as of the date upon which title shall vest in such authority. Upon such termination, the NJSEA shall refund to Trump such portion of the Annual Payment paid, attributable to the period from the termination of this Agreement to the next anniversary of the Commencement Date, and Trump shall have the right to remove from the Property any equipment or fixtures installed by Trump but shall otherwise surrender the Property to the NJSEA "as is."

            C. If there shall be a partial taking or condemnation of the Property as aforesaid, which shall not in Trump's reasonable opinion substantially prevent Trump's use and enjoyment of the Property, this Agreement shall thereafter continue as to the untaken part and Trump shall be entitled to a reduction in the Annual Payment in an amount which bears the same ratio to the Annual Payment payable immediately prior to such condemnation pursuant to this Agreement as the value of the untaken portion of the Property (appraised after the taking and repair of any damage to the Property pursuant to the terms hereof) bears to the value of the entire Property immediately before the taking.

            D. If there shall be a partial taking and this Agreement shall continue as to the remaining part of the Property, the NJSEA and the ACIA, at their own cost and expense and as promptly as practicable, shall restore such remaining part as nearly as may be practicable to its former condition.

            E. The ACIA, the NJSEA and Trump shall jointly negotiate with the condemning authority with respect to any proposed condemnation award, and all damages and compensation paid for any taking under the power of eminent domain, whether for the whole or a part of the Convention Center shall be divided ratably between and among the ACIA, the NJSEA and Trump based upon the proportionate value of the property taken.

       13.  Right to Cure Defaults.

            A. Trump shall have the right, but not the obligation to cure any defaults by the ACIA or the NJSEA hereunder or under the Lease, or any other document or instrument superior to the rights created hereby, provided that Trump provides the NJSEA and the ACIA with thirty (30) days' notice of such default, unless thirty (30) days' notice is not practicable under the circumstances in which event reasonable prior notice shall be required. In the event Trump elects to cure any such default after such required notice, Trump shall have the right to offset the costs and expenses incurred by Trump in curing such defaults against the amount of any subsequent Annual Payment.

            B. In the event that the NJSEA or the ACIA shall deem Trump to be in default of any of the provisions of this Agreement, including, without limitation, Trump's payment obligations pursuant to Paragraph 3, maintenance obligations pursuant to Paragraph 7, security obligations pursuant to Paragraph 8 and insurance obligations pursuant to Paragraph 11, the NJSEA or ACIA shall, prior to taking any action with respect to such asserted default, furnish written notice to Trump specifying in reasonable detail such asserted default, and providing Trump an opportunity of thirty (30) days from the date of such notice to cure such default. In the event that within such thirty (30) day period Trump shall fail to cure such default, or shall fail to commence to cure any default not reasonably susceptible to cure within such thirty (30) day period, such default shall be deemed an "Event of Default" and the NJSEA and ACIA shall be entitled to exercise their rights and remedies in respect of such Event of Default.

       14. Non-Disturbance. The ACIA and the NJSEA covenant and agree that, so long as this Agreement is in full force and effect, Trump shall not be joined as a party defendant in any foreclosure action, eviction proceeding or other action or proceeding which may be instituted or taken by the ACIA or the NJSEA, nor shall Trump be evicted from the Property, or any of Trump's rights hereunder be affected in any way, by reason of any default under the Lease or any other agreement or any termination of the Lease or any other agreement. In the event any action or proceeding is instituted by the ACIA to enforce the Lease or any other agreement, upon notice from the ACIA, Trump shall pay all Annual Payments which are due or shall become due to the ACIA and all obligations of the NJSEA under this Agreement shall be deemed obligations of the ACIA.

       15. ISRA Compliance. Upon termination of this Agreement, Trump shall comply with any applicable provisions of the New Jersey Industrial Site Recovery Act ("ISRA"), or any successor legislation thereto, or shall obtain from the New Jersey Department of Environmental Protection and Energy a letter of non-applicability with respect to ISRA. Upon the request of the NJSEA, Trump shall promptly execute and deliver such certificates or similar documents as reasonably required to confirm Trump's ongoing compliance with ISRA.

       16. Estoppel Certificates. The NJSEA, the ACIA and Trump shall, without charge, from time to time at reasonable times, within ten (10) business days after request by any party hereto or any party who holds a mortgage or security interest upon the Convention Center or any part thereof, or Trump's interest in the Property, certify in writing that this Agreement is unmodified and in full force and effect (or, if there shall have been modifications, stating the modifications), the date to which Annual Payments have been paid, the expiration date of the Term, and whether, to the best knowledge of the person executing such certificate on behalf of the NJSEA, the ACIA or Trump, as the case may be, any Event of Default has occurred. If so, the notice shall specify such Event of Default to the extent of the knowledge of the person executing the certificate.

       17.  Rights of Mortgagees.

            A. The NJSEA and the ACIA agree to accept performance by any holder of a mortgage or other security interest with respect to Trump's interest in the Property ("Mortgagee") of any covenant, agreement or obligation of Trump contained herein with the same effect as though performed by Trump. No Mortgagee shall be personally liable upon the covenants, agreements or obligations of Trump contained in this Agreement, unless and until such Mortgagee expressly assumes such obligations or, without such express assumption, acquires Trump's interest by foreclosure, or by assignment or other transfer in lieu of foreclosure.

            B. If the NJSEA seeks to terminate this Agreement by reason of an Event of Default, the NJSEA shall first provide each Mortgagee of which it is aware, with notice of such termination, together with a statement of all sums which would at that time be due under this Agreement but for such termination and of any other defaults then known to the NJSEA. If within thirty (30) days after such notice any Mortgagee gives the NJSEA written notice that such Mortgagee or a subsidiary of such Mortgagee desires to assume all of the obligations of Trump under this Agreement for the then remaining Term as if it had not been terminated, conditioned upon the payment of all sums then due and performance of all other terms, covenants and conditions, and if such Mortgagee or its subsidiary agrees to pay the NJSEA at the time of execution and delivery of an Assumption of Easement Agreement all sums which would on that date be due pursuant to this Agreement but for such termination and, in addition thereto, all reasonable expenses, including reasonable attorneys' fees and costs that the NJSEA shall have incurred by reason of the Event of Default and such termination of this Agreement, and specifically agrees to be bound by all the terms of this Agreement, the NJSEA shall execute an Assumption of Easement Agreement with such Mortgagee or its subsidiary and this Agreement shall not be terminated. If more than one Mortgagee shall issue such a request and agreement concerning the Assumption of Easement Agreement, the NJSEA shall execute an Assumption of Easement Agreement with the Mortgagee (or its subsidiary) holding the senior and superior lien.

       18. Quiet Enjoyment. Upon payment of the Annual Payment and upon the due performance of all the terms, covenants and conditions herein contained on Trump's part to be kept and performed, Trump shall and may at all times during the Term peaceably and quietly enjoy the Property, subject to the terms of this Agreement.

       19. Notices. Any notice, demand or other communication (collectively, a "Notice") required or permitted to be given hereunder, shall be in writing and shall be personally served or sent by registered or certified mail, postage pre-paid, return receipt requested, or by a nationally recognized overnight courier service, or by facsimile transmission, addressed to the party to be so notified as follows (or to such other address or person as either party or person entitled to notice may, by notice to the other in accordance herewith, specify):

If to the NJSEA, at:                     With a copy to:
- -------------------                      --------------

THE NEW JERSEY SPORTS AND                Joel A. Kobert, Esq.
 EXPOSITION AUTHORITY                    COURTER, KOBERT, LAUFER,
P.O. Box C200                             PURCELL & COHEN
East Rutherford NJ  07073                1001 Route 517
                                         Hackettstown NJ 07840

If to the ACIA, at:                      With a copy to:
- -------------------                      ---------------

THE ATLANTIC COUNTY IMPROVEMENT          Mark H. Sandson, Esq.
  AUTHORITY                              HANKIN, SANDSON & SANDMAN
One South New York Avenue                30 South New York Avenue
Atlantic City NJ 08401                   Atlantic City NJ 08401

If to Trump, at:                         With a copy to:
- ----------------                         ---------------

Nicholas L. Ribis                        Peter M. Laughlin, Esq.

Chief Executive Officer                  RIBIS, GRAHAM & CURTIN
TRUMP OCEANVIEW, INC.                    4 Headquarters Plaza
c/o The Trump Organization               Morristown NJ 07962-1991
725 Fifth Avenue
New York NY 10022

Unless otherwise specified, notices shall be deemed given when received.

       20. Recordation. Trump shall have the right to record this Agreement in the Office of the Atlantic County Clerk.

       21. No Oral Modification. This Agreement may not be modified or amended orally, and only an agreement in writing executed by the party against whom such modification or amendment is sought to be enforced shall be effective.

       22. Severability. In the event any provision of this Agreement is held invalid, such invalidity shall not affect the other provisions of this Agreement, and this Agreement shall be read as if such invalid provision had never been contained herein.

       23. Titles and Headings. Titles and headings to paragraphs herein are for the purpose of convenience and reference only, and will in no way limit, define or otherwise affect the provisions thereof.

       24. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, including, but not limited to, the provisions of the New Jersey Casino Control Act and the regulations promulgated thereunder, without regard to principles of conflict of law. The parties acknowledge that this Agreement is subject to the provisions of Section 82.c.(10) of the New Jersey Casino Control Act.

       25. Successors and Assigns. The rights, benefits and obligations contained herein shall be binding upon and shall inure to the benefit of the parties hereto and to their respective successors and assigns.

       26. Entire Agreement. This Agreement constitutes the entire understanding of the parties. There are no other agreements, express or implied. Any oral representations, undertakings or agreements are expressly merged herein.

       IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

Witness/Attest:                       THE NEW JERSEY SPORTS AND
                                       EXPOSITION AUTHORITY

By:________________________           By:______________________


                                      THE ATLANTIC COUNTY
                                       IMPROVEMENT AUTHORITY


By:________________________           By:______________________


                                      [TRUMP OCEANVIEW, INC.]

By:________________________           By:______________________

STATE OF NEW JERSEY :
                    : ss.
COUNTY OF           :

       BE IT REMEMBERED, that on this ____ day of _____________, 19__, before me, the subscriber, personally appeared _______________________ who, I am satisfied, is the person who signed the within Instrument as ______________ [officer] of THE NEW JERSEY SPORTS AND EXPOSITION AUTHORITY, the Corporation named therein, and [he/she] thereupon acknowledged that the said Instrument, made by the Corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by [him/her] as such officer and is the voluntary act and deed of the Corporation, made by virtue of authority from its Board of Directors.


                                           -----------------------
                                                Notary Public

STATE OF NEW JERSEY :
                    :  ss.
COUNTY OF           :



       BE IT REMEMBERED, that on this ____ day of _________, 19__, before me, the subscriber, personally appeared __________ who, I am satisfied, is the person who signed the within Instrument as ________________ [officer] of THE ATLANTIC COUNTY IMPROVEMENT AUTHORITY, the Corporation named therein, and [he/she] thereupon acknowledged that the said Instrument, made by the Corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by [him/her] as such officer and is the voluntary act and deed of the Corporation, made by virtue of authority from its Board of Directors.



                                        --------------------------
                                              Notary Public

STATE OF NEW JERSEY :
                    : ss.
COUNTY OF           :


       BE IT REMEMBERED, that on this ___ day of __________, 19__, before me, the subscriber, personally appeared ________ who, I am satisfied, is the person who signed the within Instrument as _________________ [officer] of [TRUMP OCEANVIEW, INC.], the Corporation named therein, and [he/she] thereupon acknowledged that the said Instrument, made by the Corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by [him/her] as such officer and is the voluntary act and deed of the Corporation, made by virtue of authority from its Board of Directors.



                                          -------------------------
                                                Notary Public

                                   EXHIBIT A
                   [Legal Description of Convention Center]


                                   EXHIBIT B
                    [Schematic Depiction of Easement Area]


                                   EXHIBIT C
                  [Form of Approved Plans and Specifications]

                                   EXHIBIT A


                     LEGAL DESCRIPTION OF CONVENTION CENTER


ALL THAT CERTAIN lot, tract, or parcel of land and premises situate, in the City of Atlantic City, County of Atlantic, and State of New Jersey, bounded and described as follows:

Beginning at the intersection of the Northeasterly lines of Florida Avenue (60 feet wide) with the Southeasterly line of Pacific Avenue (60 feet wide), said beginning point being 10 feet Northeastwardly of the Former Northeasterly line of Florida Avenue (50 feet wide), and extending thence by N.J.P.C.S. MERIDIAN:

1. North 62 degrees 19 minutes 55 seconds East, along said Southeasterly line of Pacific Avenue, 741.30 feet to the Southwesterly line of Mississippi Avenue (50 feet wide); thence

2. South 27 degrees 40 minutes 05 seconds East, along said Southwesterly line of Mississippi Avenue, 677.99 feet to the curved interior line of Public Park, also being known as the Northerly line of Boardwalk; thence

3. Southwestwardly, along said interior line of Public Park, curving to the left, along an arc having a radius of 3188.082 feet, as are distance of 24.92 feet to a point of tangency is said interior line of Park; thence (chord - South 67 degrees 23 minutes 05 seconds West, 24.919 feet)

4. South 67 degrees 09 minutes 39 seconds West, still along said interior line of Public Park, 377.82 feet to the former Southwesterly line of Georgia Avenue (50 feet wide) (now vacated); thence

5. North 27 degrees 40 minutes 05 seconds West, along said former Southwesterly line of Georgia Avenue, 100.00 feet; thence

6. South 67 degrees 09 minutes 39 seconds West, parallel with aforementioned interior line of Public Park, 341.21 feet to the first mentioned Northeasterly line of Florida Avenue (50 feet wide); thence

7. North 27 degrees 40 minutes 05 seconds West, along said Northeasterly line of Florida Avenue, 515.26 feet to the point and place of beginning.

IN compliance with Chapter 157, Laws of 1977 premises herein are know as Lot 156, in Block 43 and Lot 18 in Block 42, on the official tax map of Atlantic City, New Jersey.

                                   EXHIBIT B

   [Exhibit B in its original form is a schematic diagram of easement area]

                                   EXHIBIT C


                               PRELIMINARY PLANS

[Exhibit C in its original form consists of schematic diagrams of the easement area and of the front of the East Hall Atlantic City Convention Center]

                                  EXHIBIT B-2


                                                Prepared by:



                                                _____________________
                                                Paul L. Zelenty, Esq.
                                                Ribis, Graham & Curtin


                           SKYWAY EASEMENT AGREEMENT


       THIS AGREEMENT, made this ____ day of _____________, between and among THE NEW JERSEY SPORTS AND EXPOSITION AUTHORITY, a body politic and corporate established in, but not of, the Department of Community Affairs of the State of New Jersey under and pursuant to N.J.S.A. 5:10-1 et seq., having an office at
                                 --------        -- ----
_______________________, East Rutherford, New Jersey 07073 ("NJSEA"), THE
ATLANTIC COUNTY IMPROVEMENT AUTHORITY, a body politic and corporate, having an office at One South New York Avenue, Atlantic City, New Jersey 08401 ("ACIA"), and [TRUMP OCEANVIEW, INC., a New Jersey corporation, and/or one or more affiliated entities], having an office c/o The Trump Organization, 725 Fifth Avenue, New York, New York 10022 ("Trump").

                                  WITNESSETH:

       WHEREAS, the ACIA is the fee owner of certain real property and the improvements thereon commonly known as the East Hall of the Atlantic City Convention Center, which property is designated as Lot 18 in Block 42 on the Official Tax Maps of the City of Atlantic City and is more particularly described on Exhibit A attached hereto and made a part hereof (the "East Hall"), and the ACIA is the former fee owner of certain real property and the improvements thereon commonly known as the West Hall of the Atlantic City Convention Center, which property is designated as Lot 156 in Block 43 on the Official Tax Maps of the City of Atlantic City and is more particularly described on Exhibit B attached hereto and made a part hereof (the "West Hall"; and together with the East Hall, the "Convention Center"); and

       WHEREAS, the NJSEA and the ACIA entered into a certain Agreement of Lease dated October 16, 1992 (the "Lease"), pursuant to which the ACIA, as landlord, let to the NJSEA, as tenant, the Convention Center, which lease was recorded in the Office of the Atlantic County Clerk's Office in Deed Book 5431, at Page 23 et seq., on November 12, 1992; and
- -- ----

       WHEREAS, subsequent to the date of the Lease, the NJSEA acquired fee title to the West Hall pursuant to that certain Deed from the ACIA dated February 17, 1994 and recorded in the Office of the Atlantic County Clerk's Office in Deed Book 5615, at Page 47 et seq., on March 1, 1994; and
                                     -- ----

       WHEREAS, the property lines of the East Hall and the West Hall are contiguous along the centerline of former Georgia Avenue which was vacated by Ordinance No. 23 of 1968; and

       WHEREAS, by that certain Deed dated February 17, 1994 and recorded in the Atlantic County Clerk's Office on March 1, 1994 in Deed Book 5615 at page 47 et
                                                                             --
seq., the ACIA, as grantor, granted an easement to the NJSEA, as grantee, over
- ----
the easterly half of Georgia Avenue permitting the continued encroachment of certain improvements constituting a portion of the West Hall; and

       WHEREAS, Trump is the fee owner of certain real property and the improvements thereon formerly known as Trump Regency, which property is designated as Lot 157 in Block 43 and Lot 177 in Block 44 on the official Tax Maps of the City of Atlantic City and is more particularly described on Exhibit C attached hereto and made a part hereof (the "Trump Regency"); and

       WHEREAS, Trump Regency is located directly west of the Convention Center across the now vacated Georgia Avenue and is connected to the East Hall by an existing elevated walkway over Georgia Avenue (the "Regency Skyway"); and

       WHEREAS, the parties desire to memorialize the consent and approval of the ACIA and the NJSEA to the continued existence and use of the Regency Skyway by Trump, subject to the terms and conditions contained herein.

       NOW, THEREFORE, in consideration of the premises, the sum of Ten ($10.00) Dollars in hand well and truly paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

       1. Grant of Easement. Subject to the terms and conditions contained herein, the ACIA and the NJSEA hereby grant to Trump a perpetual exclusive easement over, in and through that portion of the Convention Center depicted and more particularly described on Exhibit D attached hereto and made a part hereof (the "Easement Area") for the exclusive use and occupancy on a continuous basis by Trump, its affiliates and invitees, as a continuous part of the Trump Regency casino, as a connection between Trump Regency and the Convention Center and for purposes of the construction, reconstruction, maintenance, operation, inspection, repair, removal, replacement, redesign, alteration and improvement of the Regency Skyway and the right to lateral and subjacent support thereof.

       2. Maintenance of the Easement Area. Trump shall repair, clean and maintain the Easement Area and provide any necessary utilities, lighting, heat, ventilation and air conditioning necessary for the use of the Easement Area, at Trump's sole cost and expense.

       3. Insurance. Trump shall maintain with respect to the Easement Area, at its sole cost and expense, broad forms of extended coverage risk insurance and public liability, personal injury and property damage insurance, all of which policies shall name the ACIA and the NJSEA as additional insureds and shall be in amounts sufficient to insure the Easement Area and its use, as determined by Trump.

       4. Notices. Any notice, demand or other communication (collectively, a "Notice") required or permitted to be given hereunder, shall be in writing and shall be personally served or sent by registered or certified mail, postage pre-paid, return receipt requested, or by a nationally recognized overnight courier service, or by facsimile transmission, addressed to the party to be so notified as follows (or to such other address or person as either party or person entitled to notice may, by notice to the other in accordance herewith, specify):

If to the NJSEA, at:                     With a copy to:
- -------------------                      --------------

THE NEW JERSEY SPORTS AND                Joel A. Kobert, Esq.
 EXPOSITION AUTHORITY                    COURTER, KOBERT, LAUFER,
P.O. Box C200                             PURCELL & COHEN
East Rutherford NJ  07073                1001 Route 517
                                         Hackettstown NJ  07840

If to the ACIA, at:                      With a copy to:
- -------------------                      ---------------

THE ATLANTIC COUNTY IMPROVEMENT          Mark H. Sandson, Esq.
 AUTHORITY                               HANKIN, SANDSON & SANDMAN
One South New York Avenue                30 South New York Avenue
Atlantic City NJ  08401                  Atlantic City NJ  08401

If to Trump, at:                         With a copy to:
- ---------------                          --------------

Nicholas L. Ribis                        Peter M. Laughlin, Esq.
Chief Executive Officer                  RIBIS, GRAHAM & CURTIN
TRUMP OCEANVIEW, INC.                    4 Headquarters Plaza
c/o The Trump Organization               Morristown NJ  07962-1991
725 Fifth Avenue
New York NY  10022

Unless otherwise specified, notices shall be deemed given when received.

       5. Recordation. Trump shall have the right to record this Agreement in the Office of the Atlantic County Clerk.

       6. No Oral Modification. This Agreement may not be modified or amended orally, and only an agreement in writing executed by the party against whom such modification or amendment is sought to be enforced shall be effective.

       7. Severability. In the event any provision of this Agreement is held invalid, such invalidity shall not affect the other provisions of this Agreement, and this Agreement shall be read as if such invalid provision had never been contained herein.

       8. Titles and Headings. Titles and headings to paragraphs herein are for the purpose of convenience and reference only, and will in no way limit, define or otherwise affect the provisions thereof.

       9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to principles of conflict of law. The parties specifically acknowledge that this Agreement is subject to and governed by the provisions of the New Jersey Casino Control Act and the regulations promulgated thereunder.

       10. Binding Nature of Grant. The easement granted, and the rights and obligations, hereunder shall run with the land and be binding upon and shall inure to the benefit of the parties hereto and to their respective successors and assigns.

       11. Entire Agreement. This Agreement constitutes the entire understanding of the parties. There are no other agreements, express or implied. Any oral representations, undertakings or agreements are expressly merged herein.

       IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                          THE NEW JERSEY SPORTS AND
Witness/Attest:                            EXPOSITION AUTHORITY


_________________________                 By:_______________________


                                          THE ATLANTIC COUNTY
                                           IMPROVEMENT AUTHORITY


________________________                  By:_______________________


                                          [TRUMP OCEANVIEW, INC.]


________________________                  By:______________________

STATE OF NEW JERSEY :
                    : ss.
COUNTY OF           :


       BE IT REMEMBERED, that on this ____ day of __________, 19__, before me, the subscriber, personally appeared __________ who, I am satisfied, is the person who signed the within Instrument as ___________ [officer] of THE NEW JERSEY SPORTS AND EXPOSITION AUTHORITY, the Corporation named therein, and [he/she] thereupon acknowledged that the said Instrument, made by the Corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by [him/her] as such officer and is the voluntary act and deed of the Corporation, made by virtue of authority from its Board of Directors.


                                               ____________________________
                                                       Notary Public

STATE OF NEW JERSEY :
                    : ss.
COUNTY OF           :


       BE IT REMEMBERED, that on this ____ day of __________, 19__, before me, the subscriber, personally appeared __________ who, I am satisfied, is the person who signed the within Instrument as ___________ [officer] of THE ATLANTIC COUNTY IMPROVEMENT AUTHORITY, the Corporation named therein, and [he/she] thereupon acknowledged that the said Instrument, made by the Corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by [him/her] as such officer and is the voluntary act and deed of the Corporation, made by virtue of authority from its Board of Directors.


                                           ____________________________
                                                   Notary Public

STATE OF NEW JERSEY :
                    : ss.
COUNTY OF           :


       BE IT REMEMBERED, that on this ____ day of __________, 19__, before me, the subscriber, personally appeared __________ who, I am satisfied, is the person who signed the within Instrument as ___________ [officer] of [TRUMP OCEANVIEW, INC.], the Corporation named therein, and [he/she] thereupon acknowledged that the said Instrument, made by the Corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by [him/her] as such officer and is the voluntary act and deed of the Corporation, made by virtue of authority from its Board of Directors.


                                           ____________________________
                                                   Notary Public

                                   EXHIBIT A
                       [Legal Description of East Hall]

                                   EXHIBIT B
                       [Legal Description of West Hall]

                                   EXHIBIT C
                     [Legal Description of Trump Regency]

                                   EXHIBIT D
                     [Legal Description of Easement Area]

                                   EXHIBIT A

                         LEGAL DESCRIPTION OF EAST HALL

ALL THAT CERTAIN lot, tract, or parcel of land and premises situate, in the City of Atlantic City, County of Atlantic, and State of New Jersey, bounded and described as follows:

Beginning at the intersection of the Northeasterly line of Florida Avenue (60 feet wide) with the Southeasterly line of Pacific Avenue (60 feet wide), said beginning point being 10 feet Northeastwardly of the Former Northeasterly line of Florida Avenue (50 feet wide), and extending thence by N.J.P.C.S. MERIDIAN:

1. North 62 degrees 19 minutes 55 seconds East, along said Southeasterly line of Pacific Avenue, 741.30 feet to the Southwesterly line of Mississippi Avenue (50 feet wide); thence

2. South 27 degrees 40 minutes 05 seconds East, along said Southwesterly line of Mississippi Avenue, 677.99 feet to the curved interior line of Public Park, also being known as the Northerly line of Boardwalk; thence

3. Southwestwardly, along said interior line of Public Park, curving to the left, along an arc having a radius of 3188.082 feet, an arc distance of 24.92 feet to a point of tangency in said interior line of Park; thence (chord South 67 degrees 23 minutes 05 seconds West, 24,919 feet)

4. South 67 degrees 09 minutes 30 seconds West, still along said interior line of Public Park, 377.82 feet to the former Southwesterly line of Georgia Avenue (50 feet wide) (now vacated); thence

5. North 27 degrees 40 minutes 05 seconds West, along said former Southwesterly line of Georgia Avenue, 100.00 feet; thence

6. South 67 degrees 09 minutes 39 seconds West, parallel with aforementioned interior line of Public Park, 341.21 feet to the first mentioned Northwesterly line of Florida Avenue (50 feet wide); thence

7. North 27 degrees 40 minutes 05 seconds West, along said Northeasterly line of Florida Avenue, 515.26 feet to the point and place of beginning.

IN compliance with Chapter 157, Laws of 1977 premises herein are known as Lot 156, in Block 43 and Lot 18 in Block 42, on the official tax map of Atlantic City, New Jersey.

  Excepting thereout and therefrom the following property:

                                   EXHIBIT A

ALL THAT CERTAIN lot, tract, or parcel of land and premises situate, in the City of Atlantic City, County of Atlantic, and State of New Jersey, bounded and described as follows:

Beginning at the intersection of the Northeasterly line of Florida Avenue (60 feet wide) with the Southeasterly line of Pacific Avenue (60 feet wide), said beginning point being 10 feet Northeastwardly of the Former Northeasterly line of Florida Avenue (50 feet wide), and extending thence by N.J.P.C.S. MERIDIAN:

1. North 62 degrees 19 minutes 55 seconds East, along said Southeasterly line of Pacific Avenue, 365.00 feet to a point to the centerline Georgia Avenue (vacated); thence

2. South 27 degrees 40 minutes 05 seconds East, along said centerline of Georgia Avenue, 646.098 feet to the Interior Line of Public Park; thence

3. South 67 degrees 09 minutes 39 seconds West, along said interior line of Public Park, 25.089 feet to the Southwesterly line of Georgia Avenue (50 feet wide) (vacated); thence

4. North 27 degrees 40 minutes 05 seconds West, along said Southwesterly line of Georgia Avenue, 100.00 feet; thence

5. South 67 degrees 09 minutes 39 seconds West, parallel with aforementioned Interior Line of Public Park, 341.211 feet to the first mentioned Northeasterly line of Florida Avenue; thence

6. North 27 degrees 40 minutes 05 seconds West, along said Northeasterly line of Florida Avenue, 515.263 feet to the point and place of beginning.

IN compliance with Chapter 157, Laws of 1977 premises herein are known as Lot 156, in Block 43, on the official tax map of Atlantic City, New Jersey.

                                   EXHIBIT B


                         LEGAL DESCRIPTION OF WEST HALL

ALL THAT CERTAIN lot, tract, or parcel of land and premises situate, in the City of Atlantic City, County of Atlantic, and State of New Jersey, bounded and described as follows:

Beginning at the intersection of the Northeasterly line of Florida Avenue (60 feet wide) with the Southeasterly line of Pacific Avenue (60 feet wide), said beginning point being 10 feet Northeastwardly of the Former Northeasterly line of Florida Avenue (50 feet wide), and extending thence by N.J.P.C.S. MERIDIAN:

1. North 62 degrees 19 minutes 55 seconds East, along said Southeasterly line of Pacific Avenue, 365.00 feet to a point to the centerline of Georgia Avenue (vacated); thence

2. South 27 degrees 40 minutes 05 seconds East, along said centerline of Georgia Avenue, 646.098 feet to the Interior Line of Public Park; thence

3. South 67 degrees 09 minutes 39 seconds West, along said interior line of Public Park, 25.089 feet to the Southwesterly line of Georgia Avenue (50 feet wide) (vacated); thence

4. North 27 degrees 40 minutes 05 seconds West, along said Southwesterly line of Georgia Avenue, 100.00 feet; thence

5. South 67 degrees 09 minutes 39 seconds West, parallel with aforementioned Interior Line of Public Park, 341.211 feet to the first mentioned Northeasterly line of Florida Avenue; thence

6. North 27 degrees 40 minutes 05 seconds West, along said Northeasterly line of Florida Avenue, 515.263 feet to the point and place of beginning.

IN compliance with Chapter 157, Laws of 1977 premises herein are known as Lot 156, in Block 43, on the official tax map of Atlantic City, New Jersey.

                                   EXHIBIT C


                       LEGAL DESCRIPTION OF TRUMP REGENCY

Beginning at the intersection of the Interior Line of Park and the Easterly line of Florida Avenue (60 feet wide) said line of Florida Avenue being 10 feet Eastwardly at right angles from the former Easterly line of Florida Avenue (50 feet wide); and extending thence

1. North 27 degrees 28 minutes West, in and along the Easterly line of Florida Avenue (60 feet wide) 100 feet; thence

2. North 67 degrees 21 minutes 44 seconds East and parallel with the interior Line of Park, 341.21 feet to the former Westerly line of Georgia Avenue (50 feet wide) said Georgia Avenue being vacated; thence

3. South 27 degrees 28 minutes East in and along the former Westerly line of now vacated Georgia Avenue (50 feet wide) 100 feet to the Interior Line of Park; thence

4. South 67 degrees 21 minutes 44 seconds West in and along the Interior Line of Park, 341.21 feet to the place of Beginning.

IN compliance with Chapter 157, Laws of 1977 premises herein are known as Lot 157, in Block 43 as shown on the official tax map of Atlantic City, New Jersey.

                                   EXHIBIT D
                                                                     Page 1 of 2


            [LETTERHEAD OF ARTHUR W. PONZIO CO. & ASSOCIATES, INC.]

                       LEGAL DESCRIPTION OF EASEMENT AREA

       EASEMENT FOR PEDESTRIAN BRIDGE CONNECTION BETWEEN THE EAST HALL OF THE ATLANTIC CITY CONVENTION CENTER, LOCATED ON THE BOARDWALK BETWEEN MISSISSIPPI AVENUE AND THE FORMER GEORGIA AVENUE (NOW VACATED) AND THE TRUMP REGENCY HOTEL LOCATED AT FLORIDA AVENUE AND THE BOARDWALK.

       ALL that certain lot, tract or parcel of land and premises situate, lying and being in the City of Atlantic City, County of Atlantic and State of New Jersey, bounded and described as follows:

BEGINNING at a point in the northerly line of the Atlantic City Boardwalk (60.00' wide), said point being the westerly property line of the Atlantic City Convention Center East Hall, said property line being the former easterly line of Georgia Avenue (50.00' wide) (now vacated) and extending from said beginning point; thence

(1) South 67(degree) 21' 44" West, in and along the northerly line of the Atlantic City Boardwalk, a distance of 50.18' to the easterly property line of the Trump Regency Hotel, being the former westerly line of Georgia Avenue (now vacated); thence

(2) North 27(degree) 28' 00" West, in and along the easterly line of Trump Regency Hotel, the former westerly line of Georgia Avenue, a distance of 42.00'; thence

(3) North 67(degree) 21' 44" East, parallel with the Boardwalk, a distance of 50.18' to the westerly wall of the Atlantic City Convention Center East Hall, the former easterly line of Georgia Avenue (now vacated); thence

(4) South 27(degree) 28' 00" East, in and along the westerly line of the Atlantic City Convention Center East Hall, the former easterly line of Georgia Avenue (now vacated), a distance of 42.00' to the point and place of BEGINNING.

    CONTAINING an area of 2100 square feet.

The bottom of the easement shall be at elevation 20 M.S.L. Datum and the top of the easement shall be at elevation 65 M.S.L. Datum.

It is understood that there shall be a minimum 8'-0" clearance above the entrance ramp floor connecting the Boardwalk to the Atlantic City Convention Center West Hall.


                                          -------------------------
                                          Arthur W. Ponzio, Sr.
                                          Professional Land Surveyor
                                          New Jersey License No. 9343

                                   EXHIBIT C



                               PRELIMINARY PLANS

[Exhibit C in its original form consists of schenatic diagrams of the easement area and of the front of the East Hall Atlantic City Convention Center]

                                   EXHIBIT D

                        LIST OF PERMITTED ENCUMBRANCES

1. Deed Granting Easement, dated February 17, 1994 by and between the Atlantic County Improvement Authority, as Grantor, and the New Jersey Sports and Exposition Authority, as Grantee, recorded in the Atlantic County Clerk's Office in Deed Book 5615, Page 47 et seq.
                                     -- ---

2. Any and all restrictions contained in the urban renewal plan issued by the Housing Authority of the City of Atlantic City and recorded in the Atlantic County Clerk's Office in Miscellaneous Book 12, page 230 and rerecorded in Miscellaneous Book 13, page 261.

3. Provisions and terms of Ordinance No. 15 of 1982 of the City of Atlantic
   City.

4. Terms, provisions and conditions contained in Deed Book 3812, page 229, which provide for a reversion of title.

5. Terms, provisions and conditions contained in Deed Book 3862, page 210, which provide for a reversion of title.

6. Terms and conditions set forth in Deed Book 3862, page 198.

7. Estate and interest of ACFH, Inc. under Assignment of Sublease recorded in Deed Book 5365, page 273, and subject to the terms and conditions contained in Sublease recorded in Deed Book 3338, page 98 and as amended by Agreement recorded in Deed Book 3338, page 130 and terms and conditions contained in Deed Book 4928, page 33 and Deed Book 5365, page 273.

8. Air rights of Magnum Associates and Magnum Associates II over a portion of Mississippi Avenue as granted by the City of Atlantic City in Deed Book 3685, page 110 and subject to the terms and conditions contained therein, which provide for a reversion of title. Magnum Associates II Quitclaimed its rights to Magnum Associates by Deed Book 3701, page 37.

9. Air Rights of Plaza Hotel Management Company over a portion of Mississippi Avenue as granted by the City of Atlantic City by Deed Book 3685, page 105 and subject to the terms and conditions contained therein, which provide for a reversion of title.

10. Air Rights of S.S.G. Enterprises over a portion of Mississippi Avenue as granted by the City of Atlantic City by Deed Book 3685, page 115 and subject to the terms and conditions contained therein, which provide for a reversion of title.

11. Easement over a portion of Mississippi Avenue of Plaza Hotel Management Company, as granted in Deed Book 3693, page 56.

12. Easement over a portion of Mississippi Avenue of S.S.G. Enterprises as granted in Deed Book 3693, page 64.

13. Easement of Magnum Associates and Magnum Associates II over a portion of Mississippi Avenue, as granted in Deed Book 3693, page 60. Magnum Associates II Quitclaimed its interest to Magnum Associates by Deed Book 3701, page 36.

14. Covenants, terms and conditions contained in Ordinance No. 35 of 1981 and Ordinance No. 17 of 1982 of the City of Atlantic City recorded in Deed Book 3700, page 337.

15. Air Rights of Plaza Hotel Management Company over a portion of Mississippi Avenue as granted by the City of Atlantic City by Deed Book 3701, page 13 and subject to the terms and conditions contained therein, which provide for a reversion of title.

16. Air Rights of S.S.G. Enterprises over a portion of Mississippi Avenue as granted by the City of Atlantic City by Deed Book 3701, page 17 and subject to the terms and conditions contained therein, which provide for a reversion of title.

17. Air Rights of Magnum Associates over a portion of Mississippi Avenue as granted by the City of Atlantic City by Deed Book 3701, page 21 and subject to the terms and conditions contained therein, which provide for a reversion of title.

18. Easement over a portion of Mississippi Avenue of Plaza Hotel Management Company as granted in Deed Book 3701, page 25.

19. Easement over a portion of Mississippi Avenue of S.S.G. Enterprises as granted in Deed Book 3701, page 29.

20. Easement over a portion of Mississippi Avenue of Magnum Associates as granted in Deed Book 3701, page 33.

21. Corrective Easement over a portion of Mississippi Avenue of Plaza Hotel Management Company as granted in Deed Book 3827, page 321.